UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund:	BlackRock New York Municipal Bond Fund of
BlackRock Multi-State Municipal Series Trust

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code:

Date of fiscal year end: 06/30/2008

Date of reporting period: 07/01/2007 – 06/30/2008

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock New York Municipal Bond Fund OF BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

ANNUAL REPORT | JUNE 30, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

A Letter to Shareholders

Dear Shareholder

Throughout the past year, investors were overwhelmed by lingering credit and financial market troubles, surging oil prices and more recently, renewed inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the “Fed”) has been aggressive in its attempts to stoke economic growth and ease financial market instability. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. As widely anticipated, the end of the period saw a pause in Fed action, as the central bank held the target rate steady at 2.0% amid rising inflationary pressures.

As the Fed’s bold response to the financial crisis helped ease credit turmoil and investor anxiety, U.S. equity markets sank sharply over the last six months, notwithstanding a brief rally in the spring. International markets were not immune to the tumult, with most regions also registering declines.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), with investors continuing to seek safety as part of a broader flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March 2008, climbed up to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged.

Tax-exempt issues eked out gains for the reporting period, but underperformed their taxable counterparts, as the group continued to be pressured by problems among municipal bond insurers and the breakdown in the market for auction rate securities.

The major benchmark indexes generated results that largely reflected heightened investor risk aversion:

Total Returns as of June 30, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(11.91)%	(13.12)%

Small cap U.S. equities (Russell 2000 Index)	(9.37)%	(16.19)%

International equities (MSCI Europe, Australasia, Far East Index)	(10.96)%	(10.61)%

Fixed income (Lehman Brothers U.S. Aggregate Index)	1.13%	7.12%

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	0.02%	3.23%

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(1.08)%	(1.74)%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today’s volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary

Portfolio Management Commentary

How did the Fund perform?

•

The Fund recently changed its fiscal year end to June 30. Fund returns for the 12-month period lagged that of the Lehman Brothers Municipal Bond Index and the Lipper New York Municipal Debt Funds category. While the Lehman Index measures the performance of municipal bonds nationally, the Lipper category consists of funds that limit their investment to securities exempt from taxation in New York.

What factors influenced performance?

•

U.S. Treasury yields generally declined (while prices correspondingly rose) during the period in response to weaker U.S. economic growth and declining equity valuations. The Fed cut short-term interest rates from 5.25% to 2.0% between September 2007 and April 2008. The municipal market underperformed U.S. Treasury issues, as credit downgrades of the monoline insurers and the failure of auction rate securities disrupted normal market function. Liquidity diminished as broker-dealers reduced activity to protect their fragile balance sheets. The municipal market experienced its own “flight-to-quality,” with natural AAA-rated and AA-rated municipal bonds generally performing much better than lower-rated and insured issues.

•

The Fund’s higher-yielding, longer-dated holdings were a detractor as these issues underperformed amid considerable spread widening, particularly during the latter half of the year. The higher-quality insured holdings that normally would benefit from a “flight-to-quality” environment instead detracted from results, as the monoline insurers were plagued with their own credit concerns and had their ratings adjusted accordingly. Weakness in historically strong demand for discount coupon bonds from the retail sector also challenged Fund performance. Lastly, the Fund’s moderate size and higher-yield orientation naturally limited its holdings of high-quality, uninsured bonds, which hampered relative returns as well since these securities significantly outperformed over the one-year period.

•

On the positive side, the Fund’s above-average distribution rate aided performance. The yield helped mitigate the prevailing market volatility and enhanced the total return of the portfolio during a period of extraordinary credit market turbulence and municipal underperformance. Additionally, the Fund’s diversified portfolio allowed us to capitalize on intermittent strong demand from retail buyers by periodically selling sought-after holdings at premium prices.

Describe recent portfolio activity.

•

While overall turnover remained low, we were able to capitalize on opportunities to diversify the portfolio by adding smaller pieces of attractive bonds, as well as bonds that we believed had been oversold as a result of the market’s flight to quality.

Describe Fund positioning at period-end.

•

Relative to its Lipper peers, the Fund ended the period with a neutral-to-slightly long duration, with an attractive distribution rate. We will continue to seek attractive opportunities in longer-dated and out-of-favor bonds, as they provide above-average yields and offer good value. These should provide a cushion of income during a prolonged period of volatility, along with the prospect of capital appreciation as municipals gravitate back toward their more conventional relationship versus Treasury issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information as of June 30, 2008

Distribution by Market Sector	Percent of Long-Term Investments

Other Revenue Bonds	76%
General Obligation Bonds	17
Prerefunded Bonds[1]	7

[1] Backed by an escrow fund.

Quality Ratings by S&P/Moody’s2	Percent of Long-Term Investments

AAA/Aaa	12%
AA/Aa	43
A/A	10
BBB/Baa	16
BB/Ba	3
B/B	1
CCC/Caa	2
Not Rated	13

[2] Using the higher of Standard & Poor’s or Moody’s Investors Services ratings.

4	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

[2]

The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.

[3]	This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

Performance Summary for the Period Ended June 30, 2008

			Average Annual Total Returns[1]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.01%	(1.31)%	(0.50)%	—	2.91%	—	3.92%	—
Investor A	3.62	(1.34)	(0.75)	(4.97)%	2.66	1.77%	3.66	3.21%
Investor A1	3.74	(1.27)	(0.52)	(4.49)	2.83	1.99	3.83	3.40
Investor B	3.52	(1.55)	(1.01)	(4.81)	2.39	2.06	3.39	3.39
Investor C	3.00	(1.80)	(1.50)	(2.45)	1.87	1.87	2.88	2.88
Investor C1	3.41	(1.51)	(1.00)	(1.95)	2.30	2.30	3.30	3.30
Lehman Brothers Municipal Bond Index	—	0.02	3.23	—	3.52	—	4.90	—

[1]	Assuming maximum sales charges. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Prior to October 2, 2006, Investor A Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•	Investor A1 Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.10% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

•

Investor C1 Shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s Investment Advisor reimbursed a portion of its fee. Without such reimbursement, the Fund’s performance would have been lower.

6	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including
12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables below provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example Including Interest Expense and Fees

	Actual			Hypothetical[2]

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During the Period[1]

Institutional	$1,000	$986.90	$3.93	$1,000	$1,020.74	$4.00
Investor A	$1,000	$986.60	$5.16	$1,000	$1,019.51	$5.24
Investor A1	$1,000	$987.30	$4.47	$1,000	$1,020.20	$4.55
Investor B	$1,000	$984.50	$6.38	$1,000	$1,018.27	$6.49
Investor C	$1,000	$982.00	$8.77	$1,000	$1,015.85	$8.92
Investor C1	$1,000	$984.90	$6.82	$1,000	$1,017.83	$6.94

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.80% for Institutional, 1.05% for Investor A, 0.91% for Investor A1, 1.30% for Investor B, 1.79% for Investor C and 1.39% for Investor C1), multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

Expense Example Excluding Interest Expense and Fees

	Actual			Hypothetical[2]

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During the Period[1]

Institutional	$1,000	$986.90	$3.64	$1,000	$1,021.04	$3.70
Investor A	$1,000	$986.60	$4.91	$1,000	$1,019.75	$4.99
Investor A1	$1,000	$987.30	$4.18	$1,000	$1,020.50	$4.25
Investor B	$1,000	$984.50	$6.08	$1,000	$1,018.57	$6.19
Investor C	$1,000	$982.00	$8.53	$1,000	$1,016.10	$8.67
Investor C1	$1,000	$984.90	$6.53	$1,000	$1,018.12	$6.64

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.74% for Institutional, 1.00% for Investor A, 0.85% for Investor A1, 1.24% for Investor B, 1.74% for Investor C and 1.33% for Investor C1), multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	7

Schedule of Investments June 30, 2008	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 85.7%

Albany, New York, IDA, Civic Facility Revenue Refunding Bonds (Albany College of Pharmacy Project), Series A, 5.625%, 12/01/34	$700	$656,159

Chautauqua, New York, Tobacco Asset Securitization Corporation, Revenue Bonds, 6.75%, 7/01/40	1,000	1,026,830

Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Saint Francis Hospital), Series B, 7.25%, 3/01/19	1,035	1,088,675

Dutchess County, New York, IDA, Civic Facility Revenue Refunding Bonds (Bard College), Series A-2, 4.50%, 8/01/36	1,000	902,630

Erie County, New York, IDA, Life Care Community Revenue Bonds (Episcopal Church Home), Series A:
5.875%, 2/01/18	1,500	1,455,600
6%, 2/01/28	3,000	2,797,290

Erie County, New York, Tobacco Asset Securitization Corporation, Asset-Backed Revenue Bonds, Class A, 6.25%, 7/15/10 (a)	4,000	4,305,074

Genesee County, New York, IDA, Civic Facility Revenue Refunding Bonds (United Memorial Medical Center Project):
5%, 12/01/27	500	422,780
5%, 12/01/32	1,080	869,530

Hempstead Town, New York, IDA, Civic Facility Revenue Bonds (Adelphi University Civic Facility):
5.75%, 6/01/22	1,700	1,769,309
5.50%, 6/01/32	2,500	2,545,650

Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series A:
4.50%, 2/15/47 (b)	930	833,745
5%, 2/15/47 (c)	1,000	957,640

Madison County, New York, IDA, Civic Facility Revenue Bonds, Series A:
(Colgate University Project), 5%, 7/01/39 (b)	400	402,224
(Commons II LLC — Student Housing), 5%, 6/01/33 (d)	400	380,308

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Refunding Bonds, Series B, 5.125%, 7/01/24 (e)(f)	45	45,498

Metropolitan Transportation Authority, New York, Revenue Bonds, Series A, 4.50%, 11/15/38	2,700	2,494,071

Metropolitan Transportation Authority, New York, Revenue Refunding Bonds, Series A, 5.75%, 11/15/32 (g)	4,200	4,479,972

Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series F, 5%, 11/15/35	2,500	2,485,100

Municipal Bonds	Par (000)	Value

New York (continued)

Monroe County, New York, IDA, Revenue Bonds (Southview Towers Project), AMT, 6.25%, 2/01/31	$1,000	$1,026,490

Monroe County, New York, IDA, Student Housing Revenue Bonds (Collegiate), Series A, 5.375%, 4/01/29	445	400,500

Nassau County, New York, IDA, Civic Facility Revenue Refunding Bonds (Special Needs Facilities Pooled Program), Series F-1, 4.90%, 7/01/21 (h)	525	466,835

Nassau County, New York, Tobacco Settlement Corporation, Senior Asset-Backed Revenue Refunding Bonds, Series A-3, 5%, 6/01/35	2,000	1,724,920

New York City, New York, City Housing Development Corporation, M/F Housing Revenue Bonds, AMT:
Series A, 5.50%, 11/01/34	2,500	2,479,175
Series C, 5.05%, 11/01/36	1,220	1,153,571

New York City, New York, City Housing Development Corporation, Presidential Revenue Bonds (The Animal Medical Center), Series A, 5.50%, 12/01/33	2,485	2,512,310

New York City, New York, City IDA, Civic Facility Revenue Bonds:
(A Very Special Place Inc. Project), Series A, 6.125%, 1/01/13	430	422,316
(A Very Special Place Inc. Project), Series A, 7%, 1/01/33	1,600	1,642,064
(PSCH Inc. Project), 6.375%, 7/01/33	6,000	5,911,560
Series C, 6.80%, 6/01/28	2,500	2,612,525
(Special Needs Facility Pooled Program), Series A-1, 6.50%, 7/01/17	1,000	976,770
(Special Needs Facility Pooled Program), Series C-1, 6.50%, 7/01/17	2,540	2,495,982

New York City, New York, City IDA, Civic Facility Revenue Refunding Bonds (Special Needs Facilities Pooled Program) (h):
Series A-1, 4.375%, 7/01/20	1,280	1,093,030
Series A-1, 4.50%, 7/01/30	210	159,552
Series C-1, 5.10%, 7/01/31	525	433,010

New York City, New York, City IDA, PILOT Revenue Bonds:
(Queens Baseball Stadium Project), 5%, 1/01/36 (f)	2,500	2,430,825
(Queens Baseball Stadium Project), 5%, 1/01/39 (f)	1,250	1,217,563
(Queens Baseball Stadium Project), 5%, 1/01/46 (f)	3,150	3,051,563
(Yankee Stadium Project), 5%, 3/01/36 (b)	500	486,095
(Yankee Stadium Project), 5%, 3/01/46 (c)	650	625,352

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.

AMT	Alternative Minimum Tax (subject to)
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDR	Industrial Development Revenue Bonds
M/F	Multi-Family
PCR	Pollution Control Revenue Bonds
PILOT	Payment in Lieu of Taxes

See Notes to Financial Statements.

8	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (continued)

New York City, New York, City IDA, Special Facility Revenue Bonds, AMT:
(1990 American Airlines Inc. Project), 5.40%, 7/01/20	$3,500	$1,680,000
(British Airways Plc Project), 5.25%, 12/01/32	1,000	619,980
(Continental Airlines Inc. Project), 7.25%, 11/01/08	165	164,218
(Continental Airlines Inc. Project), 8%, 11/01/12	1,250	1,205,688
(Continental Airlines Inc. Project), 8.375%, 11/01/16	250	238,123
(Continental Airlines Inc. Project), 7.75%, 8/01/31	2,000	1,749,700

New York City, New York, City IDA, Special Facility Revenue Refunding Bonds (Terminal One Group Association Project), AMT, 5.50%, 1/01/24	2,500	2,529,075

New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Series A, 4.25%, 6/15/33	5,000	4,565,000

New York City, New York, City Transitional Finance Authority, Building Aid Revenue Bonds, Series S-2, 4.50%, 1/15/31 (c)	1,250	1,182,200

New York City, New York, City Transitional Finance Authority, Future Tax-Secured Revenue Bonds, Series B, 5.50%, 2/01/17	170	179,768

New York City, New York, City Transitional Finance Authority, Building Aid Revenue Refunding Bonds, Series S-1, 4.50%, 1/15/38	1,000	929,050

New York City, New York, GO:
Series D1, 5.125%, 12/01/23	2,425	2,519,454
Series J, 5%, 5/15/23	2,000	2,039,640

New York City, New York, GO, Refunding, Series D, 5.125%, 8/01/18 (g)	1,965	2,036,015

New York City, New York, IDA, Civic Facility Revenue Bonds (Lycée Français de New York Project), Series A (h):
5.50%, 6/01/15	250	250,863
5.375%, 6/01/23	300	282,234

New York Convention Center Development Corporation, New York, Revenue Bonds (Hotel Unit Fee Secured) (f):
5%, 11/15/35	4,950	4,898,718
5%, 11/15/44	1,340	1,317,207

New York Counties Tobacco Trust I, Tobacco Pass-Thru Bonds, Series B:
6.50%, 6/01/10 (a)	1,550	1,676,139
6.625%, 6/01/10 (a)	1,010	1,094,547
6.50%, 6/01/35	750	765,075
6.625%, 6/01/42	490	500,814

New York Liberty Development Corporation Revenue Bonds (National Sports Museum Project), Series A, 6.125%, 2/15/19	1,000	985,670

New York State Dormitory Authority, Non-State Supported Debt, Lease Revenue Bonds (Municipal Health Facilities Improvement Program), Sub-Series 2-4, 4.75%, 1/15/30	2,600	2,524,834

New York State Dormitory Authority, Non-State Supported Debt Revenue Bonds (New York University Hospitals Center), Series B, 5.625%, 7/01/37	530	503,325

Municipal Bonds	Par (000)	Value

New York (continued)

New York State Dormitory Authority, Non-State Supported Debt, Revenue Refunding Bonds (School Districts Financing Program), Series B, 5%, 4/01/36 (g)	$1,000	$1,016,920

New York State Dormitory Authority, Non-State Supported Debt, Revenue Refunding Bonds, Series A:
(Mount Sinai-NYU Medical Center Health System), 6.625%, 7/01/10 (a)	3,200	3,467,040
(Mount Sinai-NYU Medical Center Health System), 6.625%, 7/01/18	1,650	1,709,070
(New York University Hospital Center), 5%, 7/01/16	1,130	1,112,451

New York State Dormitory Authority, Nursing Home Revenue Refunding Bonds (Menorah Campus Inc.), 6.10%, 2/01/37 (i)	1,000	1,011,950

New York State Dormitory Authority Revenue Bonds:
(New York University), Series 1, 5.50%, 7/01/22 (f)	1,000	1,079,260
(Rochester University), Series A, 5.125%, 7/01/14 (a)	1,500	1,634,325
(Rochester University), Series A, 5.25%, 7/01/23	250	259,500
(Rochester University), Series A, 5.25%, 7/01/24	200	207,176
(School Districts Financing Program), Series E, 5.75%, 10/01/30 (b)	1,180	1,251,886
(Willow Towers Inc. Project), 5.40%, 2/01/34 (j)	2,500	2,579,575

New York State Dormitory Authority, Revenue Refunding Bonds (Upstate Community Colleges), Series B, 5.25%, 7/01/21	1,565	1,634,095

New York State Energy Research and Development Authority, PCR, Refunding (Central Hudson Gas and Electric), Series A, 5.45%, 8/01/27 (f)	2,000	2,046,380

New York State Environmental Facilities Corporation, Special Obligation Revenue Refunding Bonds (Riverbank State Park), 6.25%, 4/01/12 (f)	3,000	3,190,890

New York State, GO, Series A, 4.125%, 3/01/37 (c)	485	416,741

New York State, HFA, M/F Housing Revenue Bonds, AMT, Series A:
(Division Street), 5.10%, 2/15/38	875	818,011
(Kensico Terrace Apartments), 4.90%, 2/15/38	645	583,473
(Watergate II), 4.75%, 2/15/34	580	517,644

New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT, Series 143, 4.90%, 10/01/37	1,900	1,722,179

New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds, AMT, Series 133, 4.95%, 10/01/21	1,000	979,940

New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series C, 5.25%, 12/01/22	1,000	1,029,620

New York State Thruway Authority, Highway and Bridge Trust Fund, Revenue Refunding Bonds, Series C, 5%, 4/01/20 (f)	2,190	2,231,063

New York State Urban Development Corporation, Personal Income Tax Revenue Bonds (State Facilities), Series A-1, 5.25%, 3/15/34 (c)	3,900	3,996,603

New York State Urban Development Corporation, Revenue Refunding Bonds:
(Clarkson Center Advance Materials), 5.50%, 1/01/20	1,685	1,857,763
(University Facility Grants), 5.50%, 1/01/19	3,500	3,842,055

See Notes to Financial Statements.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (continued)

Niagara County, New York, IDA, Solid Waste Disposal Revenue Refunding Bonds, AMT, Series A, 5.45%, 11/15/26	$3,975	$3,908,101

Niagara County, New York, Tobacco Asset Securitization Corporation, Asset-Backed Revenue Bonds, 6.25%, 5/15/40	1,000	1,010,620

North Country, New York, Development Authority, Solid Waste Management System, Revenue Refunding Bonds, 6%, 5/15/15 (g)	1,000	1,089,880

Onondaga County, New York, IDA, Revenue Bonds (Air Cargo), AMT:
6.125%, 1/01/32	3,960	3,743,705
7.25%, 1/01/32	1,365	1,373,545

Orange County, New York, IDA, Civic Facility Revenue Bonds (Special Needs Facilities Pooled Program), Series G-1, 4.90%, 7/01/21 (h)	845	751,382

Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, 132nd Series, 5%, 9/01/25	1,000	1,025,360

Port Authority of New York and New Jersey, Special Obligation Revenue Bonds, AMT, Series 6 (b):
(JFK International Air Terminal LLC), 6.25%, 12/01/10	5,250	5,484,098
(JFK International Air Terminal LLC), 6.25%, 12/01/11	2,555	2,694,886
(Special Project — JFK International Air Terminal), 6.25%, 12/01/13	1,575	1,684,856
(Special Project — JFK International Air Terminal), 6.25%, 12/01/14	2,620	2,815,059

Rochester, New York, Housing Authority, Mortgage Revenue Bonds (Andrews Terrace Apartments Project), AMT, 4.70%, 12/20/38 (j)	500	436,140

Sachem Central School District (Holbrook), New York, GO, Series B, 5%, 10/15/13 (a)(b)	2,300	2,479,515

Schenectady, New York, IDA, Civic Facility Revenue Refunding Bonds (Union College Project), 5%, 7/01/31	2,900	2,940,078

Suffolk County, New York, IDA, Civic Facility Revenue Bonds:
(Huntington Hospital Project), Series B, 5.875%, 11/01/32	2,000	2,013,480
(Special Needs Facilities Pooled Program), Series D-1, 6.50%, 7/01/17	135	132,173
(Special Needs Facilities Pooled Program), Series D-1, 4.90%, 7/01/21 (h)	330	293,439

Suffolk County, New York, IDA, IDR (Keyspan-Port Jefferson), AMT, 5.25%, 6/01/27	1,360	1,314,059

Suffolk County, New York, IDA, IDR, Refunding (Nissequogue Cogeneration Partners Facility), AMT, 5.50%, 1/01/23	5,000	4,328,500

Suffolk County, New York, IDA, Solid Waste Disposal Facility, Revenue Refunding Bonds (Ogden Martin System Huntington Project), AMT, 6.25%, 10/01/12 (f)	7,155	7,614,208

Sullivan County, New York, IDA, Civic Facility Revenue Bonds (Special Needs Facilities Pooled Program), Series H-1, 4.90%, 7/01/21 (h)	330	293,439

Municipal Bonds	Par (000)	Value

New York (concluded)

Tobacco Settlement Financing Corporation of New York Revenue Bonds:
Series A-1, 5.25%, 6/01/20 (f)	$1,455	$1,509,126
Series C-1, 5.50%, 6/01/22	1,100	1,145,067

Tompkins County, New York, IDA, Care Community Revenue Refunding Bonds (Kendal at Ithaca), Series A-2:
5.75%, 7/01/18	900	900,369
6%, 7/01/24	1,000	1,000,400

Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds:
5.25%, 11/15/23 (b)	3,900	4,041,726
Series B, 5%, 11/15/27	2,000	2,024,940
Series B, 5.125%, 11/15/29	1,000	1,013,810

Troy, New York, City School District, GO, Refunding (g):
5.75%, 7/15/17	765	811,382
5.75%, 7/15/18	805	850,169
5.75%, 7/15/19	850	897,694

Utica, New York, IDA, Civic Facility Revenue Bonds:
(Munson, Williams, Proctor Institute), 5.375%, 7/15/20	1,000	1,051,210
(Munson, Williams, Proctor Institute), 5.40%, 7/15/30	1,210	1,257,359
(Utica College Project), Series A, 5.75%, 8/01/28	1,505	1,406,438

Webster, New York, Central School District, GO, Refunding, 5%, 6/15/23 (g)	1,000	1,033,250

Westchester County, New York, IDA, Civic Facility Revenue Bonds (Special Needs Facilities Pooled Program), Series E-1, 4.90%, 7/01/21 (h)	350	295,992

Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50%, 1/01/13 (a)	5,200	5,874,700

Willsboro, New York, Central School District, GO, Refunding (c):
5.75%, 6/15/26	655	689,682
5.75%, 6/15/27	690	726,536
5.75%, 6/15/28	730	768,654
5.75%, 6/15/29	770	810,772

Yonkers, New York, IDA, Revenue Bonds (Sacred Heart Associates, LP Project), AMT, Series A, 5%, 10/01/37	1,000	947,050

		216,355,889

Guam — 1.2%

Guam Economic Development and Commerce Authority, Tobacco Settlement Asset-Backed Revenue Refunding Bonds, 5.625%, 6/01/47	1,075	1,020,659

Guam Government Waterworks Authority, Water and Wastewater System, Revenue Refunding Bonds, 5.875%, 7/01/35	2,000	1,913,300

		2,933,959

See Notes to Financial Statements.

10	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico — 6.8%

Children’s Trust Fund Project of Puerto Rico, Tobacco Settlement Revenue Refunding Bonds, 5.625%, 5/15/43	$1,000	$949,560

Puerto Rico Commonwealth Aqueduct and Sewer Authority, Senior Lien Revenue Bonds, Series A, 6%, 7/01/38	2,000	2,090,240

Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax and Capital Appreciation Revenue Bonds, Series A (k):
4.77%, 7/01/42 (c)	7,470	991,867
4.77%, 7/01/44 (f)	1,100	137,115

Puerto Rico Commonwealth, Public Improvement, GO, 5.75%, 7/01/10 (a)(b)	9,500	10,030,765

Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities Financing Authority, Special Facilities Revenue Bonds (American Airlines Inc.), Series A, 6.45%, 12/01/25	1,000	539,990

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Revenue Bonds:
(Cogeneration Facility-AES Puerto Rico Project), AMT, 6.625%, 6/01/26	1,420	1,449,053
(University Plaza Project), Series A, 5%, 7/01/33 (b)	1,000	1,001,880

Puerto Rico Public Buildings Authority, Government Facilities Revenue Bonds, Series I, 5.25%, 7/01/14 (a)	55	59,244

		17,249,714

Municipal Bonds	Par (000)	Value

U.S. Virgin Islands — 1.8%

Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker Project), AMT, 6.50%, 7/01/21	$4,500	$4,582,305

Total Municipal Bonds (Cost — $241,229,823) — 95.5%		241,121,867

Municipal Bonds Transferred to Tender Option Bond Trusts (l)

New York

New York State Mortgage Agency, Revenue Refunding Bonds, AMT, Series 101, 5.40%, 4/01/32	2,668	2,629,363

Total Municipal Bonds Transferred to Tender Option Bond Trusts (Cost — $2,634,777) — 1.0%		2,629,363

Short-Term Securities	Shares

CMA New York Municipal Money Fund, 1.06% (m)(n)	2,873,588	2,873,588

Total Short-Term Securities (Cost — $2,873,588) — 1.2%		2,873,588

Total Investments (Cost — $246,738,188*) — 97.7%		246,624,818

Other Assets Less Liabilities — 3.0%		7,654,609

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (0.7%)		(1,782,625)

Net Assets — 100.0%		$252,496,802

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$244,760,634

Gross unrealized appreciation	$5,902,746
Gross unrealized depreciation	(5,818,562)

Net unrealized appreciation	$84,184

(a)	U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	MBIA Insured.

(c)	FGIC Insured.

(d)	CIFG Insured.

(e)	Security is collateralized by municipal or U.S. Treasury Obligations.

(f)	AMBAC Insured.

(g)	FSA Insured.

(h)	ACA Insured.

(i)	FHA Insured.

(j)	GNMA Collateralized.

(k)	Represents a zero-coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(l)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(m)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Affiliate	Net Activity	Dividend Income

	CMA New York Municipal Money Fund	1,768,703	$81,334

(n)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	11

Statement of Assets and Liabilities

June 30, 2008

Assets

Investments at value — unaffiliated (cost — $243,864,600)	$243,751,230
Investments at value — affiliated (cost — $2,873,588)	2,873,588
Cash	54,794
Interest receivable	4,220,119
Investments sold receivable	4,042,405
Capital shares sold receivable	542,978
Prepaid expenses	30,583

Total assets	255,515,697

Accrued Liabilities

Income dividends payable	760,352
Capital shares redeemed payable	231,225
Investment advisory fees payable	112,100
Distribution fees payable	39,829
Other affiliates payable	20,221
Interest expense and fees payable	2,625
Officer’s and Trustees’ fees payable	169
Other accrued expenses payable	72,036
Other liabilities	338

Total accrued liabilities	1,238,895

Other Liabilities

Trust certificates[1]	1,780,000

Total Liabilities	3,018,895

Net Assets

Net assets	$252,496,802

Net Assets Consist of

Institutional Shares, $0.10 par value, unlimited number of shares authorized	$172,933
Investor A Shares, $0.10 par value, unlimited number of shares authorized	155,771
Investor A1 Shares, $0.10 par value, unlimited number of shares authorized	1,704,897
Investor B Shares, $0.10 par value, unlimited number of shares authorized.	178,508
Investor C Shares, $0.10 par value, unlimited number of shares authorized	82,207
Investor C1 Shares, $0.10 par value, unlimited number of shares authorized	136,885
Paid-in capital in excess of par	266,613,130
Undistributed net investment income	636,917
Accumulated net realized loss	(17,071,076)
Net unrealized appreciation/depreciation	(113,370)

Net assets	$252,496,802

Net Asset Value

Institutional — Based on net assets of $17,948,835 and 1,729,330 shares outstanding	$10.38

Investor A — Based on net assets of $16,181,102 and 1,557,714 shares outstanding	$10.39

Investor A1 — Based on net assets of $177,080,179 and 17,048,973 shares outstanding	$10.39

Investor B — Based on net assets of $18,534,701 and 1,785,077 shares outstanding	$10.38

Investor C — Based on net assets of $8,535,424 and 822,072 shares outstanding	$10.38

Investor C1 — Based on net assets of $14,216,561 and 1,368,848 shares outstanding	$10.39

[1]	Represents short-term floating rates certificates issued by tender option bond trusts.

See Notes to Financial Statements.

12	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Statements of Operations

	Period October 1, 2007 to June 30, 2008	Year Ended September 30, 2007

Investment Income

Interest	$10,686,214	$14,983,104
Dividends from affiliates	81,334	78,257

Total income	10,767,548	15,061,361

Expenses

Investment advisory	1,100,674	1,547,214
Service — Investor A	28,617	15,113
Service — Investor A1	144,145	213,059
Service and distribution — Investor B	80,070	148,766
Service and distribution — Investor C	49,450	18,823
Service and distribution — Investor C1	68,366	104,600
Transfer agent — Institutional	5,035	6,000
Transfer agent — Investor A	5,231	3,869
Transfer agent — Investor A1	73,762	98,661
Transfer agent — Investor B	7,907	16,714
Transfer agent — Investor C	1,860	1,113
Transfer agent — Investor C1	4,571	7,712
Accounting services	92,571	113,864
Registration	60,180	42,781
Professional	43,198	46,014
Printing	41,599	93,345
Officer and Trustees	18,811	18,622
Custodian	13,919	19,543
Miscellaneous	33,893	54,258

Total expenses excluding interest expense and fees	1,873,859	2,570,071
Interest expense and fees[1]	139,273	333,572

Total expenses	2,013,132	2,903,643
Less fees waived by advisor	(16,201)	(10,145)
Less fees paid indirectly	(61)	—

Total expenses after fees waived and paid indirectly	1,996,870	2,893,498

Net investment income	8,770,678	12,167,863

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(320,271)	1,279,623
Futures	(109,891)	(223,738)

	(430,162)	1,055,885

Net change in unrealized appreciation/depreciation on:
Investments	(11,213,611)	(7,915,107)
Futures	(111,346)	203,660

	(11,324,957)	(7,711,447)

Total realized and unrealized loss	(11,755,119)	(6,655,562)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,984,441)	$5,512,301

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	13

Statements of Changes in Net Assets

	Period October 1, 2007 to June 30, 2008	Year Ended September 30,

Increase (Decrease) in Net Assets:		2007	2006

Operations

Net investment income	$8,770,678	$12,167,863	$10,750,238
Net realized gain (loss)	(430,162)	1,055,885	1,172,122
Net change in unrealized appreciation/depreciation	(11,324,957)	(7,711,447)	1,147,405

Net increase (decrease) in net assets resulting from operations	(2,984,441)	5,512,301	13,069,765

Dividends to Shareholders From

Net investment income:
Institutional	(528,998)	(580,129)	(505,899)
Investor A	(492,475)	(254,373)	—
Investor A1	(6,420,560)	(9,328,279)	(7,854,809)
Investor B	(649,323)	(1,180,558)	(1,632,651)
Investor C	(175,050)	(65,246)	—
Investor C1	(450,890)	(676,159)	(691,341)

Decrease in net assets resulting from dividends to shareholders	(8,717,296)	(12,084,744)	(10,684,700)

Capital Shares Transactions

Net increase (decrease) in net assets derived from capital shares transactions	(13,427,395)	(4,023,200)	71,338,738

Net Assets

Total increase (decrease) in net assets	(25,129,132)	(10,595,643)	73,723,803
Beginning of period	277,625,934	288,221,577	214,497,774

End of period	$252,496,802	$277,625,934	$288,221,577

End of period undistributed net investment income	$636,917	$583,535	$500,416

See Notes to Financial Statements.

14	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Financial Highlights

	Institutional

	Period October 1, 2007 to June 30, 2008
		Year Ended September 30,

		2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$10.84	$11.10	$11.05	$11.03	$11.23	$11.46

Net investment income[1]	0.36	0.49	0.51	0.54	0.54	0.55
Net realized and unrealized gain (loss)	(0.46)	(0.26)	0.04	0.02	(0.20)	(0.23)

Net increase (decrease) from investment operations	(0.10)	0.23	0.55	0.56	0.34	0.32

Dividends and distributions from:
Net investment income	(0.36)	(0.49)	(0.50)	(0.54)	(0.54)	(0.55)
Net realized gain	—	—	—	—	— [2]	—

Total dividends and distributions	(0.36)	(0.49)	(0.50)	(0.54)	(0.54)	(0.55)

Net asset value, end of period	$10.38	$10.84	$11.10	$11.05	$11.03	$11.23

Total Investment Return[3]

Based on net asset value	(0.91)%[4]	2.12%	5.19%	5.15%	3.15%	2.89%

Ratios to Average Net Assets

Total expenses, after fees waived and paid indirectly and excluding interest expense and fees[5]	0.74%[6]	0.73%	0.74%	0.74%	0.74%	0.74%

Total expenses, after fees waived and paid indirectly	0.81%[6]	0.85%	0.90%	0.89%	0.82%	0.83%

Total expenses, after fees waived and before fees paid indirectly	0.81%[6]	0.85%	0.90%	0.89%	0.82%	0.83%

Total expenses	0.82%[6]	0.85%	0.90%	0.89%	0.83%	0.83%

Net investment income	4.56%[6]	4.51%	4.64%	4.89%	4.90%	4.92%

Supplemental Data

Net assets, end of period (000)	$17,949	$14,927	$10,995	$10,593	$10,332	$10,275

Portfolio turnover	16%	19%	46%	24%	20%	49%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude the effects of any sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	15

Financial Highlights (continued)

	Investor A		Investor A1

	Period Oct. 1, 2007 to June 30, 2008	Period Oct. 2, 2006[1] to Sept. 30, 2007	Period Oct. 1, 2007 to June 30, 2008

				Year Ended September 30,

				2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$10.85	$11.10	$10.85	$11.10	$11.05	$11.03	$11.23	$11.45

Net investment income[2]	0.34	0.46	0.36	0.49	0.50	0.53	0.53	0.54
Net realized and unrealized gain (loss)	(0.46)	(0.25)	(0.47)	(0.26)	0.04	0.02	(0.20)	(0.22)

Net increase (decrease) from investment operations	(0.12)	0.21	(0.11)	0.23	0.54	0.55	0.33	0.32

Dividends and distributions from:
Net investment income	(0.34)	(0.46)	(0.35)	(0.48)	(0.49)	(0.53)	(0.53)	(0.54)
Net realized gain	—	—	—	—	—	—	— [3]	—

Total dividends and distributions	(0.34)	(0.46)	(0.35)	(0.48)	(0.49)	(0.53)	(0.53)	(0.54)

Net asset value, end of period	$10.39	$10.85	$10.39	$10.85	$11.10	$11.05	$11.03	$11.23

Total Investment Return[4]

Based on net asset value	(1.10)%[5]	1.93%[5]	(0.99)%[5]	2.11%	5.08%	5.05%	3.05%	2.89%

Ratios to Average Net Assets

Total expenses, after fees waived and paid indirectly and excluding interest expense and fees[6]	0.99%[7]	0.99%[7]	0.84%[7]	0.83%	0.84%	0.84%	0.84%	0.84%

Total expenses, after fees waived and paid indirectly	1.06%[7]	1.10%[7]	0.91%[7]	0.95%	0.99%	0.99%	0.92%	0.93%

Total expenses, after fees waived and before fees paid indirectly	1.06%[7]	1.10%[7]	0.91%[7]	0.95%	0.99%	0.99%	0.92%	0.93%

Total expenses	1.07%[7]	1.10%[7]	0.92%[7]	0.95%	1.00%	0.99%	0.93%	0.93%

Net investment income	4.31%[7]	4.27%[7]	4.45%[7]	4.40%	4.52%	4.79%	4.79%	4.83%

Supplemental Data

Net assets, end of period (000)	$16,181	$11,964	$177,080	$204,497	$223,322	$141,319	$145,532	$150,395

Portfolio turnover	16%	19%	16%	19%	46%	24%	20%	49%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Financial Highlights (continued)

	Investor B

	Period October 1, 2007 to June 30, 2008

		Year Ended September 30,

		2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$10.84	$11.10	$11.06	$11.04	$11.23	$11.46

Net investment income[1]	0.33	0.44	0.45	0.49	0.49	0.50
Net realized and unrealized gain (loss)	(0.47)	(0.26)	0.04	0.01	(0.20)	(0.24)

Net increase (decrease) from investment operations	(0.14)	0.18	0.49	0.50	0.29	0.26

Dividends and distributions from:
Net investment income	(0.32)	(0.44)	(0.45)	(0.48)	(0.48)	(0.49)
Net realized gain	—	—	—	—	— [2]	—

Total dividends and distributions	(0.32)	(0.44)	(0.45)	(0.48)	(0.48)	(0.49)

Net asset value, end of period	$10.38	$10.84	$11.10	$11.06	$11.04	$11.23

Total Investment Return[3]

Based on net asset value	(1.29)%[4]	1.60%	4.56%	4.62%	2.72%	2.38%

Ratios to Average Net Assets

Total expenses, after fees waived and paid indirectly and excluding interest expense and fees[5]	1.24%[6]	1.24%	1.25%	1.25%	1.25%	1.25%

Total expenses, after fees waived and paid indirectly	1.31%[6]	1.36%	1.41%	1.40%	1.33%	1.33%

Total expenses, after fees waived and before fees paid indirectly	1.31%[6]	1.36%	1.41%	1.40%	1.33%	1.33%

Total expenses	1.31%[6]	1.36%	1.41%	1.40%	1.33%	1.34%

Net investment income	4.06%[6]	3.99%	4.14%	4.38%	4.39%	4.41%

Supplemental Data

Net assets, end of period (000)	$18,535	$25,264	$34,921	$45,506	$57,409	$78,510

Portfolio turnover	16%	19%	46%	24%	20%	49%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	17

Financial Highlights (concluded)

	Investor C		Investor C1

	Period Oct. 1, 2007 to June 30, 2008	Period Oct. 2, 2006[1] to Sept. 30, 2007	Period Oct. 1, 2007 to June 30, 2008

				Year Ended September 30,

				2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$10.84	$11.10	$10.85	$11.10	$11.06	$11.04	$11.24	$11.46

Net investment income[2]	0.28	0.37	0.32	0.43	0.44	0.48	0.48	0.48
Net realized and unrealized gain (loss)	(0.46)	(0.25)	(0.47)	(0.25)	0.04	0.01	(0.21)	(0.22)

Net increase (decrease) from investment operations	(0.18)	0.12	(0.15)	0.18	0.48	0.49	0.27	0.26

Dividends and distributions from:
Net investment income	(0.28)	(0.38)	(0.31)	(0.43)	(0.44)	(0.47)	(0.47)	(0.48)
Net realized gain	—	—	—	—	—	—	— [3]	—

Total dividends and distributions	(0.28)	(0.38)	(0.31)	(0.43)	(0.44)	(0.47)	(0.47)	(0.48)

Net asset value, end of period	$10.38	$10.84	$10.39	$10.85	$11.10	$11.06	$11.04	$11.24

Total Investment Return[4]

Based on net asset value	(1.65)%[5]	1.08%[5]	(1.35)%[5]	1.61%	4.46%	4.52%	2.53%	2.38%

Ratios to Average Net Assets

Total expenses, after fees waived and paid indirectly and excluding interest expense and fees[6]	1.74%[7]	1.74%[7]	1.33%[7]	1.33%	1.35%	1.35%	1.35%	1.34%

Total expenses, after fees waived and paid indirectly	1.81%[7]	1.85%[7]	1.40%[7]	1.45%	1.50%	1.50%	1.43%	1.43%

Total expenses, after fees waived and before fees paid indirectly	1.81%[7]	1.85%[7]	1.40%[7]	1.45%	1.50%	1.50%	1.43%	1.43%

Total expenses	1.82%[7]	1.85%[7]	1.41%[7]	1.45%	1.51%	1.50%	1.43%	1.44%

Net investment income	3.57%[7]	3.52%[7]	3.97%[7]	3.91%	4.03%	4.28%	4.29%	4.32%

Supplemental Data

Net assets, end of period (000)	$8,535	$4,611	$14,217	$16,364	$18,984	$17,080	$17,309	$16,729

Portfolio turnover	16%	19%	16%	19%	46%	24%	20%	49%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock New York Municipal Bond Fund (the “Fund”) of BlackRock Multi-State Municipal Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund recently changed its fiscal year end to June 30. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor A1, Investor B and Investor C1 Shares are not generally available except for dividend and capital gains investment. Shares of Investor B, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor A1, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A1 distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Trust’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”).When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or the sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund leverages its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which the Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB residuals held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal securities. The Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Fund’s Schedule of Investments and the proceeds from the transactions are reported as a liability of the Fund.

Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	19

Notes to Financial Statements (continued)

holders have the option to tender certificates to the TOB for redemption at par at each reset date. At June 30, 2008, the aggregate value of the underlying municipal securities transferred to TOBs was $2,629,363, the related liability for trust certificates was $1,780,000, and the interest rate was 1.634%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund’s investment in TOBs likely will adversely affect the Fund’s net investment income and dividends to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund’s net asset values per share.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund segregate assets in connection with certain investments (e.g., futures) or certain borrowings, the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Fund amortizes all premiums and discounts on debt securities. Income and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets.

Dividends: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective March 31, 2008, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The Advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

20	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee based upon the average daily value of the Fund’s net assets at the following annual rates: 0.55% of the Fund’s average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

For the period October 1, 2007 to June 30, 2008 and the year ended September 30, 2007, the Fund reimbursed the Advisor $3,340 and $5,281, respectively, for certain accounting services, which is included in accounting services in the Statements of Operations.

The Advisor has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in affiliated money market funds, which are included in fees waived by the Advisor on the Statements of Operations.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

Pursuant to the terms of the custody agreement, fees may be reduced by amounts calculated on uninvested cash balances (“custody credits”), which are on the Statements of Operations as fees paid indirectly.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor A1	0.10%	—
Investor B	0.25%	0.25%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.35%

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor A1, Investor B, Investor C and Investor C1 shareholders.

For the period October 1, 2007 to June 30, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $53,341, and affiliates received contingent deferred sales charges of $10,341, $835 and $92 relating to transactions in Investor B, Investor C and Investor C1 Shares, respectively. In addition, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers of $14,807 relating to Investor A Shares. These amounts include payments to Hilliard Lyons, which was considered an affiliate for a portion of the period.

For the year ended September 30, 2007, the Distributor earned underwriting discounts and direct commissions and affiliates earned dealer concessions on sales of each of the Fund’s Investor A and Investor A1 Shares, which totaled $113,957 and $24, respectively, and affiliates received contingent deferred sales charges of $10,427, $101 and $700 relating to transactions in Investor B, Investor C and Investor C1 Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $576 relating to transactions subject to front-end sales charge waivers in Investor A1 Shares.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account, which will vary depending on share class. For the period October 1, 2007 to June 30, 2008 and the year ended September 30, 2007, the Fund paid $61,522 and $95,670, respectively, in return for these services.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	21

Notes to Financial Statements (continued)

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including the mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period October 1, 2007 to June 30, 2008 and the year ended September 30, 2007, the following amounts have been accrued by the Fund to reimburse the Advisor for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	Period Ended 6/30/2008	Year Ended 9/30/2007

Institutional	$102	$216
Investor A	$133	$313
Investor A1	$2,862	$6,783
Investor B	$263	$1,217
Investor C	$59	$33
Investor C1	$141	$389

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period October 1, 2007 to June 30, 2008 were $42,601,826 and $76,418,668, respectively.

4. Short-Term Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous expenses in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the period October 1, 2007 to June 30, 2008.

5. Income Tax Information:

The tax character of distributions paid during the period October 1, 2007 to June 30, 2008 and the years ended September 30, 2007 and September 30, 2006 was as follows:

	10/01/07– 6/30/2008	9/30/2007	9/30/2006

Distributions paid from:
Tax-exempt income	$8,717,296	$12,084,744	$10,684,700

Total distributions	$8,717,296	$12,084,744	$10,684,700

As of June 30, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$271,842
Undistributed long-term net capital gains	—

Total undistributed net earnings	271,842
Capital loss carryforward	(15,969,517	)*
Net unrealized losses	(849,854	)**

Total accumulated net losses	$(16,547,529)

*

On June 30, 2008, the Fund had a net capital loss carryforward of $15,969,517, of which $7,034,310 expires in 2009 and $8,935,207 expires in 2013. This amount will be available to offset future realized capital gains.

**

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and the difference between the book and tax treatment of residual interests in tender option bond trusts.

6. Concentration Risk:

The Fund’s investments are concentrated in New York, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons and there is no assurance that the insurer will meet its obligation.

22	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Notes to Financial Statements (continued)

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period October 1, 2007 to June 30, 2008		Year Ended September 30, 2007		Year Ended September 30, 2006*

	Shares	Amount	Shares	Amount	Shares	Amount

Institutional

Shares sold	653,852	$6,941,064	563,362	$6,200,599	283,451	$3,105,770
Shares issued to shareholders in reinvestment of dividends	21,250	224,915	22,248	244,891	19,589	214,809

Total issued	675,102	7,165,979	585,610	6,445,490	303,040	3,320,579
Shares redeemed	(322,656)	(3,438,545)	(199,561)	(2,176,094)	(270,457)	(2,963,950)

Net increase	352,446	$3,727,434	386,049	$4,269,396	32,583	$356,629

*	Effective October 2, 2006, Class I Shares were redesignated Institutional Shares.

	Period October 1, 2007 to June 30, 2008		Period October 2, 2006** to September 30, 2007

	Shares	Amount	Shares	Amount

Investor A

Shares sold	1,128,404	$12,098,355	1,159,552	$12,798,513
Shares issued to shareholders in reinvestment of dividends	26,141	276,958	11,371	124,414

Total issued	1,154,545	12,375,313	1,170,923	12,922,927
Shares redeemed	(699,518)	(7,416,904)	(68,236)	(742,952)

Net increase	455,027	$4,958,409	1,102,687	$12,179,975

**	Commencement of operations.

	Period October 1, 2007 to June 30, 2008		Year Ended September 30, 2007		Year Ended September 30, 2006***

	Shares	Amount	Shares	Amount	Shares	Amount

Investor A1

Shares sold and automatic conversion of shares	285,153	$3,042,406	493,948	$5,431,046	1,175,890	$12,919,296
Shares issued resulting from reorganization	—	—	—	—	7,992,857	87,042,207
Shares issued to shareholders in reinvestment of dividends	357,383	3,789,957	501,703	5,534,705	374,438	4,106,121

Total issued	642,536	6,832,363	995,651	10,965,751	9,543,185	104,067,624
Shares redeemed	(2,443,975)	(25,874,500)	(2,256,844)	(24,905,480)	(2,218,785)	(24,289,237)

Net increase (decrease)	(1,801,439)	$(19,042,137)	(1,261,193)	$(13,939,729)	7,324,400	$79,778,387

***	Effective October 2, 2006, Class A Shares were redesignated Investor A1 Shares.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	23

Notes to Financial Statements (concluded)

	Period October 1, 2007 to June 30, 2008		Year Ended September 30, 2007		Year Ended September 30, 2006*

	Shares	Amount	Shares	Amount	Shares	Amount

Investor B

Shares sold	37,649	$404,726	62,337	$688,504	81,049	$888,958
Shares issued to shareholders in reinvestment of dividends	27,365	290,345	53,584	591,518	75,528	828,579

Total issued	65,014	695,071	115,921	1,280,022	156,577	1,717,537
Shares redeemed and automatic conversion of shares	(609,592)	(6,510,070)	(932,308)	(10,266,350)	(1,125,649)	(12,336,337)

Net decrease	(544,578)	$(5,814,999)	(816,387)	$(8,986,328)	(969,072)	$(10,618,800)

*	Effective October 2, 2006, Class B Shares were redesignated Investor B Shares.

	Period October 1, 2007 to June 30, 2008		Period October 2, 2006** to September 30, 2007

	Shares	Amount	Shares	Amount

Investor C

Shares sold	445,757	$4,757,549	426,707	$4,696,020
Shares issued to shareholders in reinvestment of dividends	13,218	139,705	4,448	48,645

Total issued	458,975	4,897,254	431,155	4,744,665
Shares redeemed	(62,073)	(662,001)	(5,985)	(65,594)

Net increase	396,902	$4,235,253	425,170	$4,679,071

**	Commencement of operations.

	Period October 1, 2007 to June 30, 2008		Year Ended September 30, 2007		Year Ended September 30, 2006***

	Shares	Amount	Shares	Amount	Shares	Amount

Investor C1

Shares sold	1,102	$11,515	128	$1,415	494,616	$5,430,483
Shares issued to shareholders in reinvestment of dividends	27,507	291,749	39,561	436,364	39,076	428,802

Total issued	28,609	303,264	39,689	437,779	533,692	5,859,285
Shares redeemed	(168,317)	(1,794,619)	(240,915)	(2,663,364)	(368,012)	(4,036,763)

Net increase (decrease)	(139,708)	$(1,491,355)	(201,226)	$(2,225,585)	165,680	$1,822,522

***	Effective October 2, 2006, Class C Shares were redesignated Investor C1 Shares.

24	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock New York Municipal Bond Fund, one of the portfolios constituting BlackRock Multi-State Municipal Series Trust (the “Trust”), as of June 30, 2008, and the related statements of operations for the period October 1, 2007 to June 30, 2008 and the year ended September 30, 2007, the statements of changes in net assets for the period October 1, 2007 to June 30, 2008 and for each of the two years in the period ended September 30, 2007, and the financial highlights for the period October 1, 2007 to June 30, 2008 and for each of the five years in the period ended September 30, 2007. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust as of June 30, 2008, the results of its operations for the period October 1, 2007 to June 30, 2008 and the year ended September 30, 2007, the changes in its net assets for the period October 1, 2007 to June 30, 2008 and for each of the two years in the period ended September 30, 2007, and the financial highlights for the period October 1, 2007 to June 30, 2008 and for each of the five years in the period ended September 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 22, 2008

Important Tax Information (Unaudited)

All of the net investment income distributions paid monthly by BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust during the taxable year ended June 30, 2008 qualify as tax-exempt interest dividends for Federal income tax purposes.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	25

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of BlackRock New York Municipal Bond Fund (the “Fund”) of BlackRock Multi-State Municipal Series Trust (the “Trust”) met in April and June 2008 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Adviser”), the Fund’s investment adviser. The Board also considered the approval of the Fund’s subadvisory agreement (the “Subadvisory Agreement”) between the Adviser and BlackRock Investment Management, LLC (the “Subadviser”). The Adviser and the Subadviser are referred to herein as “BlackRock.” For simplicity, the Fund and the Trust are referred to herein as the “Fund.” The Advisory Agreement and the Subadvisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Trustees.

The Agreements

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the “Transaction”), the Fund entered into the Advisory Agreement with an initial two-year term and the Adviser entered into the Subadvisory Agreement with the Subadviser with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreements’ respective initial two-year term, the Board is required to consider the continuation of the Fund’s Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund’s Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreements. At an in-person meeting held on June 5-6, 2008, the Fund’s Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Adviser and the Subadviser for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5 – 6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

26	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance — both including and excluding the effects of the Fund’s fees and expenses — to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	27

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Trustees, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board considered BlackRock’s planned changes in the organization of its fixed-income management.

The Fund ranked in the third, second and second quartiles on a net basis against its Lipper peer universe for the one-, three- and five-year periods ended December 31, 2007. The Board noted that the Fund’s investment performance for the one-year period was disappointing, but that longer-term performance met the Board’s expectations. The Board typically gives greater weight to longer-term results. The Board discussed the Fund’s management process and resources with BlackRock’s senior management and will continue to monitor the Fund’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Fund: The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board took into account that BlackRock has contractually agreed to waive a portion of its advisory fee, thereby lowering Fund expenses. The Board also took into account that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases, thereby allowing shareholders the potential to participate in economies of scale.

The Board concluded that the Fund’s advisory fee structure was reasonable and that it would continue to review fees in connection with future renewals of the Agreements, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

28	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Adviser and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Adviser and the Subadviser for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	29

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee, and Member of the Audit Committee	Since 2007	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	37 Funds 104 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				37 Funds 104 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 1995	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	37 Funds 104 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2007

Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				37 Funds 104 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				37 Funds 104 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.

				37 Funds 104 Portfolios	UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2005	Professor, Harvard University since 1992.	37 Funds 104 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007

Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				37 Funds 104 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2000

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President Elect, The American Law Institute (non-profit), 2007; Formerly President, American Bar Association from 1995 to 1996.

				37 Funds 104 Portfolios	None

30	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007

Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.

				37 Funds 104 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.

				37 Funds 104 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	37 Funds 104 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Fund’s board in 2007, each trustee first became a member of the board of trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

			185 Funds 295 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/ Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

			37 Funds 104 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			184 Funds 294 Portfolios	None

[3]

Messrs. Davis, Fink and Gabbay are all “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	31

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007

Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Fund	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodian

State Street Bank and
Trust Company
Boston, MA 02101

Transfer Agent

PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Willkie Farr & Gallagher LLP
New York, NY 10019

32	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	33

Additional Information (concluded)

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)        Access the BlackRock website at
        http://www.blackrock.com/edelivery

2)        Click on the applicable link and follow the steps to sign up

3)        Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

34	BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio
BlackRock Income Builder Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK NEW YORK MUNICIPAL BOND FUND	JUNE 30, 2008	35

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock New York Municipal Bond Fund of
BlackRock Multi-State Municipal Series Trust
100 Bellevue Parkway
Wilmington, DE 19809

#10344-6/08

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant's board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Joe Grills (not reappointed to the Audit Committee, effective November 1, 2007)
Robert M. Hernandez (term began, effective November 1, 2007)
Robert S. Salomon, Jr. (term ended, effective November 1, 2007)
Fred G. Weiss (term began, effective November 1, 2007)
Richard R. West (term began, effective November 1, 2007)

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock New
York Municipal	$27,500	$52,850	$0	$0	$6,100	$6,100	$1,049	$1,042
Bond Fund

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock New York
Municipal Bond Fund	$294,649	$516,642

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule -15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Date: August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Date: August 22, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Date: August 22, 2008